SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO

SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)	September 27, 2014

FLIKMEDIA, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-53337	27-1139744
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

77 Hookele Street, Suite 102, Kahului, Hawaii 96732
(Address of principal executive offices)(Zip Code)

(808) 893-2400
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, If Changed since Last Report.)

Explanatory Note.

This Form 8-K/A (the “Form 8-K/A”) is an amendment to the Current Report on Form 8-K of FlikMedia, Inc. (“FlikMedia” or the “Registrant”), dated October 1, 2014 (the “Initial 8-K”). This Form 8-K/A is being filed to correct a typographical error in the date cited pursuant to the date of report or date of earliest event reported, which is corrected by this filing to be “September 27, 2014”. Further, this Form 8-K/A amends and restates in its entirety Item 4.01 of the Initial 8-K and includes references to exhibits in this Form 8-K/A. No other changes were made to the Initial 8-K.

Item 4. Changes in the Registrant’s Certifying Public Accountant

Effective as of September 27, 2014, FlikMedia, Inc., a Nevada corporation (the “Company”), dismissed Sadler, Gibb & Associates, LLC (“Sadler”) as the Company’s independent registered public accounting firm. The dismissal of Sadler was approved by the Company’s board of directors (“Board”).

The report of Sadler on the financial statements of the Company for the fiscal year ended May 31, 2014, did not contain any adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles, except that such report included an explanatory paragraph with respect to the Company’s ability, in light of its lack of revenues and history of losses, to continue as a going concern.

During the year ended May 31, 2014, and through September 27, 2014, there were no (a) disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K) with Sadler on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to Sadler’s satisfaction, would have caused Sadler to make reference to the subject matter thereof in connection with its reports for such years; or (b) reportable events, as described under Item 304(a)(1)(v) of Regulation S-K.

The Company provided Sadler with a copy of the disclosures it is making in this Current Report on Form 8-K and has requested that Sadler furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with such disclosures. Such copy of the letter, dated October 3, 2014, is filed as exhibit 16.1 to this Current Report on Form 8-K.

Contemporaneous with the determination to dismiss Sadler, the Company engaged Lichter, Yu and Associates, Inc., (“Lichter”) as the Company’s independent registered public accounting firm for the year ending May 31, 2015, also to be effective immediately.

During the year ended May 31, 2014, and through September 27, 2014, neither the Company nor anyone on its behalf has previously consulted with Lichter regarding either (a) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report was provided nor oral advice was provided to the Company that Lichter concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (b) any matter that was either the subject of a disagreement (as defined in paragraph 304(a)(1)(iv) of Regulation S-K and the related instructions thereto) or a reportable event (as described in paragraph 304(a)(1)(v)) of Regulation S-K).

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Item 9.01  Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

16.1*	Letter from Sadler, Gibb & Associates, LLC to the Securities and Exchange Commission, dated October 3, 2014

(*) filed herewith.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 3, 2014	FLIKMEDIA, INC.

By:
Name: Petra Grimm
Title: Chief Financial Officer

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